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                                                                   EXHIBIT 10.11

                                 PROMISSORY NOTE

$550,000.00                                                  Birmingham, Alabama
                                                                   June 15, 1994

         FOR VALUE RECEIVED, the undersigned, UIRT - I - MCMINN, INC., a Tennessee corporation (hereinafter together with any subsequent obligor hereunder collectively called "Borrower") hereby promises to pay to the order of PROTECTIVE LIFE INSURANCE COMPANY (hereinafter together with any subsequent holder hereof called "Lender") the principal sum of FIVE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($550,000.00), with interest from the date of disbursement until paid in full, on the unpaid principal balance from time to time hereunder, at the rate of EIGHT AND ONE QUARTER PERCENT (8.25%) per annum SUBJECT TO LENDER'S OPTION TO ADJUST THE INTEREST RATE AS HEREINAFTER SET FORTH, payable in arrears, all payable in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. Said principal and interest shall be payable as follows:

         (a) Prepaid per diem interest from the date of disbursement until the end of the month of disbursement shall be due and payable on the date of disbursement.

         (b) Installments of principal and interest of SEVEN THOUSAND TWO HUNDRED THIRTY-ONE AND 77/100 DOLLARS ($7,231.77) (calculated on the basis of a nine-year amortization of principal and interest) shall be due and payable, commencing on the first day of August, 1994, and on the first day of each month thereafter until the first day of July, 2003 ("Maturity Date") when the entire remaining principal balance, plus accrued interest, shall be due and payable in full SUBJECT TO THE OPTIONAL ACCELERATION RIGHTS OF LENDER HEREINAFTER SPECIFIED.

         All payments shall be applied first to interest and then to principal, except that if any advance made by Lender under the terms of any instruments securing this Note is not repaid, or if any late charges or other costs or amounts secured by the Loan Documents (as such term is hereinafter defined) are due, any monies received, at the option of Lender, may first be applied to repay such advance, late charge, cost or amount, plus interest thereon, at the AfterMaturity Rate hereinafter set forth, and the balance, if any, shall be then applied to interest and then to principal. All such payments shall be payable in lawful money of the United States and in immediately available funds and shall be made at the office of Lender at its address at P.O. Box 2606, Birmingham, Alabama 35202, or such other place and to such other person(s) as Lender or any subsequent holder hereof may from time to time




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         designate in writing. Interest shall be calculated on the
         basis of a 360-day year.

         Borrower further agrees as follows:

         1. Prepayment Privilege. Borrower shall have the privilege of prepaying the debt evidenced and secured hereby only on the following terms and conditions:

         (a) Prepayment of this Note may be made by Borrower in full, but not in part, on any installment payment date, upon ninety (90) days' prior written notice by Borrower to Lender, upon condition that Borrower pay to Lender a prepayment fee ("Prepayment Fee") equal to the Premium set forth in Paragraph 2 below.

         (b) (i) If all or any portion of the balance hereof is paid or prepaid prior to the Maturity Date for any reason (except a prepayment permitted under the preceding subparagraph), including without limitation, refinancing, default, acceleration, redemption (after foreclosure and sale), or otherwise (such payment or prepayment being referred to as a "Prohibited Payment"), the same shall constitute a default hereunder at Lender's option, and Lender shall have the right to the Premium described in Paragraph 2 below. (ii) Without limiting the foregoing, in the event of default hereunder and following acceleration of maturity by Lender, a tender of payment of the amount necessary to satisfy the entire unpaid principal balance declared due and payable shall be deemed to constitute an attempted evasion of the aforesaid restrictions on the right of prepayment and shall be deemed a voluntary prepayment hereunder in violation of the terms hereof and such payment must therefore include the Premium described in Paragraph 2 below. Provided, however, that no Prepayment Fee or Premium shall be payable due to payment resulting from the application of condemnation or casualty proceeds to a reduction of the indebtedness secured pursuant to the Loan Documents OR A PAYMENT REQUIRED IF LENDER EXERCISES ITS OPTION TO ACCELERATE THE INDEBTEDNESS SECURED HEREBY AS HEREINAFTER PROVIDED.

         2. Prohibited Payments. (a) If prior to May 1, 2003, any prepayment as set forth in Paragraph 1(a) above occurs ("permitted prepayment") or if any default occurs under this Note or under any of the other Loan Documents, then with such permitted prepayment or in the event of default upon acceleration by Lender, Borrower shall be obligated to pay, in addition to any such amounts paid or payable or prepaid or otherwise due under the Loan Documents, a "Premium" determined as follows: (A) in the event of a permitted prepayment, the greater of the amount determined pursuant to subparagraphs (i) and (iii) below; or (B) in the event of any default, the greater of the amount determined pursuant to subparagraphs (ii) and (iii) below:


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         (i)      one percent (1%) of the then unpaid principal balance;

         (ii)     ten percent (10%) of the then unpaid principal balance; or

         (iii) one-twelfth (1/12th) of the "Annual Yield Differential" (as defined hereinafter) multiplied by the number of months (with prorations for partial months) from THE DATE OF THE PERMITTED PREPAYMENT OR the date of the event of default to the Maturity Date. The term "Annual Yield Differential" means (i) the interest rate under this Note less (ii) the yield on the lowest yielding United States Treasury Bill, Note or Bond with a maturity closest to the Maturity Date as published in The Wall Street Journal or similar publication on the date which is seven days PRIOR TO THE DATE OF THE PERMITTED PREPAYMENT OR the date of the event of default, multiplied by the outstanding principal balance of this Note on THE DATE OF THE PERMITTED PREPAYMENT OR the date of acceleration. The Annual Yield Differential shall in no event be less than zero.

         3. Nonrecourse. Notwithstanding any provision to the contrary contained herein, or in any of the other Loan Documents, Borrower (if Borrower is a partnership, then also each general partner jointly and severally, including all parties who may be deemed to own a general partnership interest in any such general partner) shall have no personal liability for the payment of the principal, interest, prepayment fee or Premium, if any, provided for in this Note; provided, however, that the foregoing shall not relieve Borrower (and any general partner) from personal liability to Lender, to the extent of Lender's damage, loss, liability, costs and expenses, plus interest at the After-Maturity Rate thereon, for any: (a) failure by Borrower to perform the other obligations contained in the Loan Documents including, but not limited to, the obligations to prevent waste, keep the property free of any hazardous waste as required by any applicable governmental authority, maintain insurance coverage, pay over insurance and condemnation proceeds, and pay ad valorem taxes and assessments with respect to the Property, (b) fraud or misrepresentation by Borrower (or any general partner) to Lender prior to or during the term of this Note, (c) misappropriation or conversion of any security for this Note, (d) collection of rents, issues or profits from the Property in contravention of the terms and provisions of the Loan Documents unless the same are applied to this Note, and
(e) obligation to indemnify Lender under any environmental indemnification agreement executed in favor of Lender.


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         4. After-Maturity Interest/Late Charge. Notwithstanding any provision to the contrary herein, from and after the maturity of this Note (whether by acceleration or otherwise), interest on principal and on unpaid interest and on other amounts outstanding shall be computed at a rate (the "After-Maturity Rate") equal to four percent (4%) above the rate of interest then applicable as set forth hereinabove. Borrower further agrees to pay a "late charge" of four percent (4%) of any amount due hereunder if such amount is paid more than ten
(10) days after the due date thereof, to cover the extra expense involved in handling delinquent payments. These provisions shall not be deemed to excuse a late payment or be deemed a waiver of any other rights Lender may have including the right to declare the entire unpaid principal and interest immediately due and payable.

         5. Loan Documents. This Note is secured by real and personal property located in McMinn County, Tennessee (the "Property") and by the following documents executed by Borrower in favor of Lender and recorded in the official real property records of said County:

         (a)      Deed of Trust and Security Agreement (the "Indenture");

         (b)      an Assignment of Rents and Leases (the "Assignment"); and

         (c) UCC-1 Financing Statements recorded in said office and, if applicable, in the office of the Secretary of State of Tennessee.

         The loan is also evidenced and secured by other documents, (including but not limited to any environmental indemnity agreement and guaranty executed in favor of Lender to further secure the loan). This Note, the Indenture, the Assignment, and other said loan documents, including any extensions, modifications or amendments thereto are referred to herein as the "Loan Documents").

         6. Acceleration. Time is of the essence. Upon the occurrence of an event of default in any of the Loan Documents, then the entire principal sum evidenced by this Note, together with all accrued and unpaid interest and further together with all other sums due under this Note and the Loan Documents, shall, at the option of Lender, become immediately due and payable without further notice, demand or presentment for payment and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any other time.

         7. Costs of Collection. Borrower agrees that if, and as often as, this
Note is given to an attorney for collection or to defend or enforce any of Lender's rights hereunder, Borrower will pay to Lender its attorneys' fees, together with all court costs and other expenses paid or incurred by Lender:

         8. Maximum Legal Rate.  Borrower and Lender agree that no


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payment of interest or other consideration made or agreed to be made by Borrower to Lender pursuant to this Note or the other Loan Documents shall, at any time, be in excess of the maximum rate of interest permissible by law. In the event such payments of interest or other consideration provided for in this Note, the Indenture, or any other instrument securing this Note shall result in an effective rate of interest which, for any period of time, is in excess of the limit of the usury or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to principal immediately upon receipt of such monies by Lender with the same force and effect as though the payer had specifically designated such and Lender had agreed to accept such extra payments as a principal payment, without premium. This provision shall control every other obligation of Borrower and Lender.


         9. Miscellaneous. (a) With respect to any and all obligations, to the extent allowed by law, Borrower waives the following: (1) all rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or of any state thereof, (2) demand, presentment, protest, notice of dishonor, suit against any party and all other requirements necessary to charge or hold Borrower on any obligation, and (3) all statutory provisions and requirements for the benefit of Borrower now or hereafter in force (to the extent that same may be waived). Borrower agrees that any obligations of Borrower may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, discharged or released by Lender, and any collateral, lien and/or right of set-off securing any obligations may, from time to time, in whole or in part, be exchanged, sold or released, all without notice to or further reservations of rights against Borrower and all without in any way affecting or releasing the liability of Borrower. Borrower agrees to pay all filing fees, and taxes and all costs of collecting or securing or attempting to collect or secure any obligations including but not limited to attorney's fees. Borrower agrees that Lender will not be required first to resort to any other security pledged or granted to Lender, but in the event of a default under any of the Loan Documents, Lender may forthwith look to Borrower for payment hereunder or may look to and realize upon any other security held by Lender, in any order Lender chooses, until the entire debt is paid subject, however, to the provisions of Paragraph 3 herein.

         (b) The obligations and liabilities of Borrower under this Note are (to the extent provided in Paragraph 3 herein) continuing, absolute, and unconditional, and shall remain in full force and effect until this Note has been paid in full and all obligations of Borrower have been discharged, without regard to and without being released, discharged, impaired, modified or in any way affected by,


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the occurrence from time to time of any event, circumstance or condition, including without limitation any one or more of the following, whether or not with notice to or consent of Borrower: (1) the invalidity or unenforceability of any of the Loan Documents or any other agreement, (2) the failure or refusal to give notice to Borrower of the occurrence of any event of default under any such Loan Document or agreement (but without limiting any applicable stated notice and cure periods), (3) any modification, amendment or supplement of any obligation, covenant or agreement contained in any such Loan Document or other agreement, (4) any assignment or transfer of any Loan Document or other agreement or of any interest thereunder, (5) any consent, extension, indulgence or other action or inaction (including without limitation any lack of diligence or failure to mitigate damages) under, or in respect of, any Loan Document or other agreement, or any exercise or non-exercise of any right, remedy, power or privilege under, or in respect of, any such Loan Document or agreement, or (6) the failure, omission, delay or lack of diligence on the part of Lender or any assignee or successor thereto, to enforce, assert or exercise any right, power, privilege or remedy conferred upon Lender by any Loan Document or other agreement.

         (c) Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid, unless in writing and signed by Lender. All rights and remedies of Lender under the terms of this Note and under any statutes or rules of law shall be cumulative and may be exercised successively or concurrently. Borrower agrees that Lender shall be entitled to all the rights of a holder in due course of negotiable instruments. Any provision of this Note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity only, without affecting the enforceability or validity of any other provision hereof.

         (d) All Lender's attorneys' fees and expenses which Borrower agrees to pay under this Note and any of the other Loan Documents shall be the reasonable fees and expenses incurred by Lender.

         10. Governing Law. This instrument shall be governed and controlled as to interpretation, enforcement, validity, construction, effect and in all other respects by the laws, statutes and decisions of the State of Alabama and all actions or proceedings arising directly, indirectly or otherwise in connection herewith shall be litigated, at Lender's sole election, only in Jefferson County, Alabama or in courts having a situs within the county and state where the Property is located. The undersigned hereby consents and submits to the jurisdiction of any local, state or federal court located therein, and hereby waives any right to transfer or change the venue of any litigation brought hereunder.



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         11.  JURY TRIAL WAIVER. RECOGNIZING THAT ANY DISPUTE ARISING
HEREUNDER WILL BE COMMERCIAL IN NATURE AND COMPLEX, AND IN ORDER TO MINIMIZE THE COSTS INVOLVED IN THE DISPUTE RESOLUTION PROCESS, THE UNDERSIGNED HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY.

         IN WITNESS WHEREOF, this instrument has been executed by the undersigned under seal as of the date first above written.

                                          "BORROWER"

                                          UIRT - I - MCMINN, INC., a
                                          Tennessee corporation
"WITNESSES"

/s/ W. Lance Hall                         By:/s/ Randall D. Keith
----------------------------                 -----------------------------
/s/ Dennis B. Ragsdale                    Its: Vice President
----------------------------              --------------------------------




                                          Borrower's Taxpayer
                                          Identification/Social
                                          Security Number: 76-0437305

                                          Borrower's
                                          Address:

                                          5847 San Felipe, Suite 850
                                          --------------------------------
                                          Houston, Texas 77057-3005
                                          --------------------------------



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